UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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Ventures-National Incorporated
(Name of Registrant as Specified in its Charter)

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VENTURES-NATIONAL INCORPORATED
44358 Old Warm Springs Blvd.
Fremont, California 94538-6148

NOTICE OF ACTION BY
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Stockholders:

This Information Statement is furnished by the Board of Directors of Ventures-National Incorporated, a Utah corporation (the “Company”), to holders of record of the Company’s common stock, $.001 par value per share, at the close of business on September 16, 2005, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform the Company’s stockholders of an action taken by the written consent of the holders of a majority of the Company’s voting stock, dated as of September 16, 2005. This Information Statement shall be considered the notice required under the Utah Business Corporation Act.

The action taken by the Company’s stockholders will not become effective until at least 20 days after the initial mailing of this Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By order of the Board of Directors:

Date: October 18, 2005	By:	/s/ David Marks
David Marks,
Chairman

VENTURES-NATIONAL INCORPORATED
44358 Old Warm Springs Blvd.
Fremont, California 94538-6148

INFORMATION STATEMENT

Introductory Statement

Ventures-National Incorporated (the “Company”) is a Utah corporation with its principal executive offices located at 44358 Old Warm Springs Blvd., Fremont, California. The Company’s telephone number is (510) 824-1200. This Information Statement is being sent to the Company’s stockholders by the Board of Directors to notify them about action that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the stockholders. The action was taken on September 16, 2005, and will be effective when the Company files a Certificate of Amendment to its Certificate of Incorporation with the State of Utah.

Copies of this Information Statement are being mailed on or before October 21, 2005 to the holders of record on September 16, 2005 of the outstanding shares of the Company’s common stock.

General Information

The following action will be taken pursuant to the written consent of a majority of the holders of the Company’s voting capital stock, dated September 16, 2005, in lieu of a special meeting of the stockholders:

1. To amend the Company’s certificate of incorporation to change the name of the Company to Titan Global Holdings, Inc.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on November 10, 2005.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Description of the Company’s Capital Stock

The Company’s authorized capital consists of 950,000,000 shares of Common Stock. At the close of business on October 11, 2005, the Company had 101,332,638 shares of Common Stock issued and outstanding, no shares of Series A Preferred Stock issued and outstanding.

The Company's Common Stock is the only class of its securities outstanding having the right to vote. Each share of Common Stock entitles its record holder to one vote.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of October 11, 2005:

• by each person who is known by us to beneficially own more than 5% of our common stock;
• by each of our officers and directors; and
• by all of our officers and directors as a group.

			PERCENTAGE OF
			CLASS
NAME AND ADDRESS		NUMBER OF	BENEFICIALLY
OF OWNER	TITLE OF CLASS	SHARES OWNED(1)	OWNED(2)

David M. Marks	Common Stock	84,718,935 (3)	83.54%
c/o Ventures-National Incorporated
44358 Old Warm Springs Boulevard
Fremont, California 94538

Curtis Okumura	Common Stock	215,000 (4)	*
c/o Ventures-National Incorporated
44358 Old Warm Springs Boulevard
Fremont, California 94538

Stephen S. Kennedy	Common Stock	410,000 (5)	*
c/o Ventures-National Incorporated
44358 Old Warm Springs Boulevard
Fremont, California 94538

Daniel Guimond	Common Stock	76,250 (6)	*
c/o Venture-National Incorporated
44358 Old Warm Springs Boulevard
Fremont, California 94538

Sammy Jibrin	Common Stock	1,195,000(7)	1.17%
c/o Oblio Telecom, Inc.
407 International Parkway,
Suite 403
Richardson, TX 75081

Radu Achiriloaie	Common Stock	1,195,000(8)	1.17%
c/o Oblio Telecom, Inc.
407 International Parkway,
Suite 403
Richardson, TX 75081

All Officers and Directors	Common Stock	81,810,185(9)	84.38%
As a Group (6 persons)

Irrevocable Children’s Trust	Common Stock	10,969,522	10.82%
1818 North Farwell Avenue
Milwaukee, Wisconsin 53202

Farwell Equirty Partners, LLP	Common Stock	71,833,333	70.89%
1818 North Farwell Avenue
Milwaukee, Wisconsin 53202

* Less than 1%

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of October 11, 2005 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Based upon 101,332,638 shares issued and outstanding on October 11, 2005.

(3) Includes (i) includes 71,833,333 shares registered in the name of Farwell Equity Partners, of which, Mr. Marks is the managing Member (ii) 10,969,522 shares held by Irrevocable Children's Trust ("ICT"); (iii) 72,232 shares held by Irrevocable Children's Trust2 ("ICT2"); (iv) 123,823 shares held by Phoenix Business Trust ("Phoenix Trust"); (v) 347,579 shares held by Phoenix Investors LLC (“Phoenix Investors”); (vi) 6,667 shares held by Forest Home Partners I, LLC ("Forest Home"); (vii) 1,190,779 shares held by Ohio Investors of Wisconsin (“Ohio Investors”); (viii) 100,000 shares held by Mr. Marks; and (ix) 25,000 shares of common stock issuable to Mr. Marks upon exercise of currently exercisable options. Mr. Marks is a trustee with sole dispositive power over the shares of Common Stock held by ICT, ICT2 and Ohio Investors. ICT became the direct holder of 2,321,296 shares and 668,000 shares upon the distribution on April 15, 2003 of the holdings of Ohio Investors and SVPC Partners, LLC, respectively, each of which entities was formerly controlled by ICT. ICT2 received its shares upon distributions by the same entities, in which it held an interest. These distributions did not impact the net beneficial ownership of Mr. Marks. Each of Phoenix Trust, Phoenix Investors and Forest Home is controlled by ICT.

(4) Includes 215,000 shares of common stock issuable upon exercise of currently exercisable options or warrants.

(5) Includes 360,000 shares of common stock issuable upon exercise of currently exercisable options or warrants.

(6) Includes 56,250 shares of common stock issuable upon exercise of currently exercisable options.

(7) Includes (a) 1,007,500 shares of common issuable upon conversion of 1,500 shares of Preferred Stock of Oblio Telecom, Inc., our wholly owned subsidiary and (b) 187,500 shares of common stock, issued to F&L, LLP of which Mr. Jibrin owns a 50% interest.

(8) Includes (a) 1,007,500 shares of common issuable upon conversion of 1,500 shares of Preferred Stock of Oblio Telecom, Inc., our wholly owned subsidiary and (b) 187,500 shares of common stock, issued to F&L, LLP of which Mr. Achiriloaie owns a 50% interest.

(9) Includes (i) includes 71,833,333 shares registered in the name of Farwell Equity Partners, of which, Mr. Marks is the managing Member (ii) 10,969,522 shares held by Irrevocable Children's Trust ("ICT"); (iii) 72,232 shares held by Irrevocable Children's Trust2 ("ICT2"); (iv) 123,823 shares held by Phoenix Business Trust ("Phoenix Trust"); (v) 347,579 shares held by Phoenix Investors LLC (“Phoenix Investors”); (vi) 6,667 shares held by Forest Home Partners I, LLC ("Forest Home"); (vii) 1,190,779 shares held by Ohio Investors of Wisconsin (“Ohio Investors”); (viii) 100,000 shares held by Mr. Marks; and (ix) 25,000 shares of common stock issuable to Mr. Marks upon exercise of currently exercisable options. Mr. Marks is a trustee with sole dispositive power over the shares of Common Stock held by ICT, ICT2 and Ohio Investors. ICT became the direct holder of 2,321,296 shares and 668,000 shares upon the distribution on April 15, 2003 of the holdings of Ohio Investors and SVPC Partners, LLC, respectively, each of which entities was formerly controlled by ICT. ICT2 received its shares upon distributions by the same entities, in which it held an interest. These distributions did not impact the net beneficial ownership of Mr. Marks. Each of Phoenix Trust, Phoenix Investors and Forest Home is controlled by ICT.

Name Change

General

The Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the stockholders for their approval an amendment the Company’s Certificate of  Incorporation, as amended, to change the name of the Company to Titan Global Holdings, Inc. The name change will become effective when the Amended Certificate is filed with the Secretary of State of the State of Utah. The Company intends to file the Amended Certificate promptly after the stockholders approve the name change.

Purpose

The Board of Directors believes that the name change would be in the best interests of the Company because the new name better reflects the long-term strategy and identity of the Company since its recent acquisition of Oblio Telecom, Inc. As a company with operations in the fields of telecom and electronics manufacturing, we believe it is important that our name better reflect our diverse holdings.

Approval of Board of Directors

The Board of Directors has unanimously approved the proposal to change the name of the Company to Titan Global Holdings, Inc.

No Dissenters' Rights

Stockholders do not have the statutory right to dissent and obtain an appraisal of their shares under Utah law in connection with the amendment to the Company’s Certificate of Incorporation described in this Information Statement.

Cost of Information Statement

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s Common Stock.

Stockholder Proposals

The Company’s Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

Forward-Looking Statements and Information

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "predicts," "estimates" and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

Where You Can Find More Information About the Company

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

Fremont, California	By order of the Board of Directors:

Date: October 18, 2005	By:	/s/ David Marks
David Marks
Chairman